                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

                           FILED BY THE REGISTRANT (X)
                 FILED BY A PARTY OTHER THAN THE REGISTRANT ( )

Check the appropriate box:

( ) Preliminary Proxy Statement                (  ) CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14a-6(e)(2))

(x) Definitive Proxy Statement

( ) Definitive Additional Materials

( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BLUE RIDGE ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               Payment of Filing Fee (Check the appropriate box):
                               (X) No fee required
   ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2005

Notice is hereby given that the Annual Meeting of Stockholders of Blue Ridge Energy, Inc. (the "Company") will be held at 10 a.m., Central Daylight Time, on May 31, 2005 at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 for the following purposes:

     (1)  To elect five directors to serve a term of one year;

     (2)  To change the name of Company to Bayou City Exploration, Inc.;

     (3)  To adopt the 2005 Stock Options Plan; and,

     (4) To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or any adjournment(s) thereof. All business for which notice is hereby given may be transacted at any such adjourned Annual Meeting.

Prior to completion of the enclosed proxy card, all stockholders are encouraged to carefully read the accompanying Proxy Statement for further information concerning the proposals that will be presented at the Annual Meeting.

Only holders of record of outstanding shares of the Company's Common Stock at the close of business on March 31, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. A list of stockholders entitled to vote will be made available. All stockholders are invited to attend the Annual Meeting in person; however, to ensure your representation, whether or not you plan to attend the Annual Meeting, please promptly complete, date, sign and return the enclosed proxy card.

Gregory B. Shea
Corporate Secretary

Houston, Texas
April 29, 2005

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                                 PROXY STATEMENT

                               THE ANNUAL MEETING

This Proxy Statement is furnished to stockholders of Blue Ridge Energy, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at 10 a.m., Central Daylight Time, on May 31, 2005, at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 and at any adjournment(s) thereof (the "Annual Meeting"). Commencing on or about April 29, 2005, this Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-KSB are being mailed to stockholders of record of the Company as of March 31, 2005 (the "Record Date"). The Company will bear the cost of this solicitation which, in addition to mail, may include personal interviews, telephone calls or telegrams by directors, officers and regular employees of the Company and its affiliates.

                                     VOTING

The stock transfer book will not be closed but only record holders of outstanding shares of the Company's Common Stock, par value $.005 per share (the "Common Stock"), at the close of business on the Record Date, March 31, 2005, are entitled to notice of and to vote at the Annual Meeting. As of such record date, 21,266,094 shares of Common Stock were outstanding and entitled to be voted. The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying proxy card and return it promptly.

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote in the election of directors as described in the Proxy Statement. The proxy card provides a space for a stockholder to vote in favor of or withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

To ensure representation at the Annual Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United States. Stockholders are urged to sign the accompanying proxy card and return it promptly. Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares. Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses. The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.

If properly executed and received by the Company before voting at the Annual Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither an abstention nor a broker non-vote will be counted as a vote for a proposal. Any properly executed proxy received that does not specify how it is to be voted on a proposal for which a specification may be made will be voted FOR such proposal or nominee at the Annual Meeting and any adjournment(s) thereof.

Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Annual Meeting and voting the shares in person.

When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxy designated on the proxy card in accordance with the stockholder's instructions. The Proxy is Robert D. Burr, Chairman of the Board of the Company. A stockholder wishing to name another person as his or her proxy may do so by crossing out the name of the designated Proxy and inserting the name(s) of such person(s) to act as his or her proxy. In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Annual Meeting. Proxy cards marked to reflect such proxies should not be mailed to the Company.

    PROPOSAL NO. 1 - TO ELECT FIVE DIRECTORS TO SERVE FOR A TERM OF ONE YEAR

The affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of Common Stock voted at the Annual Meeting is required to elect each director.

In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors at five for the upcoming election. The terms of all current directors, Robert D. Burr, Patrick A. Kelleher, Forrest E. Ebbs, Gregory B. Shea, Harry J. Peters, and Richard M. Hewitt expire in 2005 and their successors will be elected at the Annual Meeting. Mr. Kelleher has chosen to not seek an additional term as director.

The Board of Directors has nominated Robert D. Burr, Forrest E. Ebbs, Gregory B. Shea, Harry J. Peters, and Richard M. Hewitt for election as directors at the Annual Meeting to serve a term of one year. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

Gregory B. Shea is the son-in-law of Robert D. Burr. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if, for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

Information regarding the nominees and the directors of the Company as of March 31, 2005 is provided below. If elected, the term of each director will expire in 2006.

Nominees            Age   Company Position or Office                      Director Since
--------            ---   --------------------------                      --------------
Robert D. Burr      59    Chairman of the Board                                1996
Forrest E. Ebbs     54    Director                                             2002
Harry J. Peters     61    Director, Senior VP & Chief Operating Officer        2000
Gregory B. Shea     42    Director, Senior VP-Operations & Secretary           1999
Richard M. Hewitt   68    Director                                             2002

ROBERT D. BURR, age 59, Bowling Green, Kentucky, has been Chairman of the Board of the Company since May 1996. He served as President and Chief Executive Officer from May 1996 until March 1, 2000. Mr. Burr has also been the Chairman of the Board, President and Chief Executive Officer of Blue Ridge Group, Inc. since August 1993. Mr. Burr is a native of Port Arthur, Texas and attended McNeese State College, Lake Charles, Louisiana. He has been active for over 25 years in the oil and gas business with a myriad of companies.

FORREST E. EBBS, age 54, Potomac, Montana, joined the Company on March 1, 2002 as a Director, Vice President-Finance and Chief Financial Officer. He resigned his position as VP & CFO on May 20, 2003. He is a seasoned professional with senior leadership experience and a talented developer of strategic plans. Mr. Ebbs was an owner and Chief Executive Officer from 1980 until 2001, when he sold his holdings, in the business of Martin Brothers Marcowall, a commercial construction subcontractor. Mr. Ebbs is a graduate of San Diego State University and has an MBA from Pepperdine University.

HARRY J. PETERS, age 61, Bowling Green, Kentucky, was elected Senior Vice President and Chief Operating Officer in May 2003. Mr. Peters was Senior Vice President-Acquisitions from August 2000 to April 2003. Mr. Peters served the Company as Senior Vice President-Sales and Marketing from April 2000 to July 2000 and has served as a Director since April 2000. A native of New York, he has over 30 years of experience in sales and marketing, both domestic and international. Over the years, he has developed close working relationships with investment bankers, institutional investors and securities dealers while directing market financing of reserve purchases, and raising drilling risk capital and venture capital for wells in Texas, Kentucky, Oklahoma, Louisiana, Colorado, West Virginia and Utah. Mr. Peters has been a director and Senior Vice President-Sales and Marketing of Blue Ridge Group, Inc. since April of 1999. He is a graduate of St. Michaels College in Sante Fe, New Mexico.

GREGORY B. SHEA, age 42, Bowling Green, Kentucky, has been a Director and Senior Vice President-Operations of the Company since August 1999. In May 2002, Mr. Shea was also assigned the position of Secretary-Treasurer. Mr. Shea has previously managed Blue Ridge Group, Inc.'s and Blue Ridge Energy, Inc.'s Kentucky drilling and field operations, drilling over 350 wells from 1997 to 2002. During that time, Mr. Shea was also President of Blue Ridge Builders, Inc., a residential and commercial construction company in Bowling Green, Kentucky and a majority-owned subsidiary of Blue Ridge Group, Inc. since November 1994. Blue Ridge Builders, Inc. is responsible for the construction of over 70 properties in Kentucky and Tennessee. He was elected a Director of Blue Ridge Group, Inc. in February 1995. Between 1981 and 1986, he attended North Texas State University. Mr. Shea is a son-in-law of Mr. Burr.

RICHARD M. HEWITT, age 68, Trophy Club, Texas, is an attorney with a private practice focusing on securities matters and advising small publicly owned companies in dealing with agencies such as the SEC, Federal Trade Commission, and various state securities regulatory entities. He has been in private practice in the Dallas-Fort Worth area for more than 20 years, first with Glast Allen & Miller (1981-1987), then Hewitt & Jerome (1987-1992), and then as Richard M. Hewitt, P.C. He is a graduate of Grinnell College, and holds a LLB degree from Southern Methodist University, College of Law, Dallas, Texas.

 PROPOSAL NO. 2 - TO CHANGE THE COMPANY NAME TO "BAYOU CITY EXPLORATION, INC."

Blue Ridge Energy, Inc was originally named in order to reflect its operations in Appalachia, with the intent of maintaining offices, drilling operations and production in the Appalachian Basin and Blue Ridge Mountain region of the United States. In early 2002, Blue Ridge began pulling out of the Appalachian Basin and began operations in the Bayou City, or Houston, Texas. Since moving to Houston, Blue Ridge has built an industry quality geological and geophysical team, an accounting team and a land and legal team we feel is second to none. We no longer can associate our operations to the Appalachian area, and thus, the Blue Ridge name must go and we would like to adopt the name Bayou City Exploration, Inc., which more personifies our people and where we work.

       PROPOSAL NO. 3 - TO ADOPT THE 2005 STOCK OPTION AND INCENTIVE PLAN

Exhibit A contains the new 2005 Stock Option and Incentive Plan proposed for adoption and it will replace the existing 2001 Stock Option Plan.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no other reports were required, the Company believes that during the 2004 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% stockholders have been complied with.

                             EXECUTIVE COMPENSATION

The following compensation was paid directly to the executive officers of the Company during the years ended December 31, 2004, 2003 and 2002:

                                   Annual Compensation                           Long-Term Compensation
                         ----------------------------------------   -----------------------------------------------
                                                                    Restricted    Securities
  Name and Principal                                 Other Annual      Stock      Underlying      LTIP    All Other
       Position          Year    Salary     Bonus    Compensation     Awards     Options/Sars   Payouts    Payments
----------------------   ----   --------   -------   ------------   ----------   ------------   -------   ---------
Patrick A. Kelleher(1)   2004   $180,000   $     0      $ 7,200          0          20,000         $0         $0
President and            2003   $186,923   $     0      $ 7,200          0          20,000         $0         $0
CEO                      2002   $150,000   $     0      $14,000          0               0         $0         $0

Edward L. Stillie(1)     2004   $      0   $     0      $     0          0               0         $0         $0
President and            2003   $      0   $     0      $     0          0               0         $0         $0
CEO                      2002   $120,000   $28,265      $     0          0               0         $0         $0

(1) Mr. Stillie resigned as President and CEO in March 2002 and Mr. Kelleher became President and CEO in March 2002. (See Executive Employment Agreements)

No other officers received compensation in excess of $100,000. However, some of the senior executives are employed by Blue Ridge Group, Inc. ("BR Group"). See "Certain Relationships and Related Transactions."

           SECURITIES OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth each stockholder who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company at April 29, 2005.

                                                                   Amount and Nature of    Percent
   Title of Class        Name and Address of Beneficial Owner      Beneficial Ownership   of Class
-------------------   ------------------------------------------   --------------------   --------
Indirect Ownership:
Common Stock          Robert D. Burr                                   3,164,434 (1)        14.6%
                      632 Adams Street, Suite 710
                      Bowling Green, KY 42101

Direct Ownership:
Common Stock          Blue Ridge Group, Inc.                           3,954,075 (2)        18.6%
                      632 Adams Street, Suite 710
                      Bowling Green, KY 42101
Common Stock          Valerie Beeston                                  2,000,000 (3)         9.0%
                      Victoria, BC V8X 3X1  Canada
Common Stock          Blue Shoes Corporation                           2,000,000 (3)         9.0%
                      Charleston Nevis, British West Indies
Common Stock          Peter Chen                                       1,837,500 (3)         8.2%
                      Singapore, Singapore  2008813
Common Stock          Choa So Chin                                     1,725,000 (3)         7.7%
                      Singapore, Singapore
Common Stock          Green Shoe Investments Ltd                       2,000,000 (3)         9.0%
                      Switzerland, Switzerland
Common Stock          Lucy Ngieng                                      1,875,000 (3)         8.3%
                      Kuching Sarawak, Malaysia
Common Stock          Pearl River Trust                                1,800,000 (3)         8.1%
                      Charlestown Nevis, British West Indies
Common Stock          Sek Ton Tan                                      2,000,000 (3)         9.0%
                      Singapore, Singapore  25870

Common Stock          Bayshore Trust                                   2,200,000 (3)         9.8%
                      Charleston Nevis, British West Indies
Common Stock          Zinka Vukovich                                   2,000,000 (3)         9.0%
                      Vancouver, British Columbia V5Y 2J1 Canada
Common Stock          Hslen Loong Wong                                 1,700,000 (3)         7.7%
                      S269130 Singapore  S269130
Common Stock          Boon Hian Kee                                    1,495,000 (3)         6.8%
                      202 Marsiling Drive  #05-136
                      Singapore

(1) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 3,954,075 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 71.02% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 18.6% of the Company. Mr. Burr also holds vested options for 356,250 shares.

(2) Blue Ridge Group, Inc.'s beneficial ownership is attributable to its direct ownership of 3,954,075 shares of the Company's Common Stock.

(3) These figures include shares owned at April 29, 2005 plus warrants exercisable within 60 days of such date.

The table below sets forth the beneficial ownership of the Company's Common Stock by each executive officer, director and director nominee of the Company as of April 29, 2005.

                                                   Amount and Nature of    Percent
Title of Class       Name of Beneficial Owner      Beneficial Ownership   of Class
--------------   -------------------------------   --------------------   --------
Common Stock     Robert D. Burr (1)                      3,164,434          14.6%
Common Stock     Patrick A. Kelleher (2)                    60,000           0.3%
Common Stock     Harry J. Peters (3)                       307,883           1.4%
Common Stock     Gregory B. Shea (4)                       307,883           1.4%
Common Stock     Forrest E. Ebbs                                 0           0.0%
Common Stock     Richard M. Hewitt                               0           0.0%
Common Stock     Norman G. Haisler                               0           0.0%
Common Stock     All directors, nominees and             3,840,200          17.7%
                 officers as a group (7 persons)

     (1) Mr. Burr's beneficial ownership includes vested options of 356,250 shares and 2,808,184 shares (71.02% of 3,954,075) of BR Group's direct ownership of common shares. By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 3,954,075 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately

          71.02% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 18.6% of the Company.

     (2) Mr. Kelleher's beneficial ownership includes vested options of 60,000 shares.

     (3) Mr. Peters' beneficial ownership includes vested options of 237,500 shares and 70,383 shares (1.78% of 3,954,075) of BR Group's direct ownership of common shares.

     (4) Mr. Shea's beneficial ownership includes vested options of 237,500 shares and 70,383 shares (1.78% of 3,954,075) of BR Group's direct ownership of common shares.

Options and warrants included in above calculations have not been registered with the SEC and according, are restricted for sale under Rule 144.

                                  STOCK OPTIONS

On February 22, 2005, the Board of Directors approved the new Blue Ridge Energy, Inc. 2005 Stock Option and Incentive Plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A. The Stock Option Plan allows for the granting of stock options to eligible directors, officers, employees, consultants and advisors. The Company accounts for the Plan in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees permitted by SFAS No. 123, "Accounting for Stock-Based Compensation". Accordingly, the Company has not recognized compensation expense for stock options granted.

The maximum aggregate number of shares which may be optioned and sold or otherwise awarded under the Stock Option Plan is Seven Million (7,000,000) common shares, which includes the options granted under the previous stock option plan that was approved on August 8, 2001. Any common shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. These terms of each option grant to eligible persons are to be determined by the Board of Directors at the time of grant.

        OPTION/STOCK APPRECIATION RIGHT (SAR) GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning options/SARs granted during 2004 to the named executives:

                                                 Individual Grants
                      ----------------------------------------------------------------------
                           Number of          % of Total Options/
                      Securities Underlying     SARs Granted to     Exercise of
                           Options/SARs            Employees         Base Price   Expiration
        Name                 Granted             In Fiscal Year       ($/Share)      Date
        ----          ---------------------   -------------------   -----------   ----------
Patrick A. Kelleher           20,000                  100%             $0.47      03/01/2014

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-ENDED 2004 OPTION/SAR VALUES

The following table summarizes options and SARs exercised during 2004 and presents the value of unexercised options and SARs held by directors and officers set forth below at fiscal year-end:

                                                Number of Securities Underlying   Value of Unexercised In-
                                                    Unexercised Options/SARs       the-Money Options/SARs
                          Shares       Value         at Fiscal Year-end (#)        at Fiscal Year-end ($)
                         Acquired    Realized           Exercisable (E)/              Exercisable (E)/
        Name           on Exercise     ($)             Unexercisable (U)              Unexercisable (U)
--------------------   -----------   --------   -------------------------------   ------------------------
Edward L. Stillie *         0           $0                        0E                         $0
                                                                  0U                         $0
Robert D. Burr              0           $0                  356,250E                         $0
                                                                  0U                         $0
Patrick A. Kelleher         0           $0                   40,000E                         $0
                                                                  0U                         $0
James T. Cook, Jr.**        0           $0                        0E                         $0
                                                                  0U                         $0
Gregory B. Shea             0           $0                  237,500E                         $0
                                                                  0U                         $0
Harry J. Peters             0           $0                  237,500E                         $0
                                                                  0U                         $0

* Mr. Stillie resigned as director and officer of the Company in March 2002 and forfeited his options.

** Mr. Cook resigned as a director and officer of the Company in May 2002, but retained his options due to the continued employment of his services by the Company. Subsequently, Mr. Cook resigned in February 2004 from BR Group and the vested options expired after a six month period under the terms of the Option Agreements.

                         BOARD MEETINGS AND COMPENSATION

During the year ended December 31, 2004, the Board of Directors of the Company met on seven occasions, either in person or telephonically. Each of the Company's directors attended at least 71% of the meetings of the Board of Directors held in 2004.

While the Company has no formal policy, directors are encouraged to attend the Company's annual meeting of stockholders. Five of the six Company's directors attended the 2004 annual meeting of shareholders.

Based on the Company's history and experience without a nominating committee, the Board of Directors believes it is appropriate for the Company to continue operations without a standing nominating committee. Historically, there have not been many vacancies on the Board and the entire Board has identified available, qualified candidates. All directors participate in the consideration of the director nominees. Qualifications for consideration as a director nominee may vary according to the skills and experience being sought to complement the existing Board's composition. However, in making nominations the Board will consider the individual's integrity, business experience, industry experience, financial background, time availability and other skills and experience possessed by the individual. The Board of Directors will consider persons for director nomination who are proposed by stockholders. The Board of Directors will evaluate nominees for director on the same basis regardless of whether the nominee is recommended by an officer, director or stockholder. Stockholders who wish to propose a person for consideration by the Board of Directors as a director nominee should send the name of such person, together with information concerning such person's qualifications and experience, in writing to the Chairman of the Board at the Company's address.

During 2004, none of the directors received compensation for their services as directors of the Company.

                      REPORT OF THE AUDIT COMMITTEE

As of the date of this Proxy Statement, the Company has not appointed members to an audit committee and an audit committee does not exist. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

The Company intends to establish an audit committee. When established, the audit committee will be comprised of at least two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be: (i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;
(ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and
(v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

The entire Board of Directors performs the duties of an Audit Committee and oversees the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors reviewed the interim financial statements filed quarterly and the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. At this time, the Board of Directors does not have a financial expert because of its small company size, however, the Board of Directors intends to appoint a financial expert in the future.

The Board of Directors reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board. In addition, the Board of Directors has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services (comprised of tax preparation services) with the auditors' independence.

The Board of Directors discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the independent auditors, with management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The independent auditors afforded the Board, which they declined, an opportunity to meet without management present. In reliance on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements included in the Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Board of Directors also approved the selection of the Company's independent auditors.

                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

On March 1, 2002, the Company entered into a five-year employment agreement with Mr. Kelleher, its President and Chief Executive Officer. Mr. Kelleher's primary duties are to: (1) develop top quality oil and gas prospects; and (2) serve in a management capacity for the Company. The agreement provides for an annual salary of $180,000, such additional compensation as the Board of Directors deems appropriate and a stock option plan to award Mr. Kelleher options to purchase 20,000 shares of the Company's Common Stock, for each year of service, at $0.47 per share. Mr. Kelleher will receive a 2% Carried Working Interest on all new oil and gas prospects developed by him for the Company and he will receive a 0.5% Carried Working Interest on all oil and gas prospects developed from a seismic acquisition completed in 2002, subsequently sold in May 2003. The agreement may be terminated by either party upon 60 days written notice. Such termination by the Company will require the affirmative vote of a majority of the members of the Board of Directors then in office who have been or will have been directors for the two year period ending on the date of the meeting or written consent to take such action is first provided. On April 25, 2005 Mr. Kelleher submitted his resignation as Director, President and CEO and accepted a position as Vice President.

On April 25, 2005, the Company entered into a five-year employment agreement with Mr. Morris Hewitt as President and Chief Executive Officer. His duties are to (1) raise exploration and drilling dollars in the public and private sectors,
(2) locate third party exploration and drilling prospects and (3) promote the goodwill of the Company in an effort to increase the value of the Company's stock. The agreement provides for an annual salary of $132,000, such additional compensation as the Board of Directors deems appropriate and a stock option plan to award options to purchase each year 25,000 shares of the Company's Common Stock after the first two years of service and to purchase each year 50,000 shares of the Company's Common Stock after the third, fourth and fifth year of service, all at $0.50 per share. Additionally, a 1% carried working interest will be assigned on any well drilled and completed as a producer in commercial quantities which is drilled by the Company during the term of employment. The agreement may be terminated by either party upon 30 days written notice. If the Company terminates employment without cause within the initial 24-month period, the base salary remaining within this period is due employee. The term of the contract is automatically extended for a 12-month period unless notice is given 90 days prior to expiration.

On March 1, 2002, Mr. Stillie resigned as President and CEO of the Company. Mr. Stillie received $90,000 in severance pay and purchased several Kentucky oil and gas properties at cost inasmuch as the Company was shifting its focus to the Texas Gulf Coast region. The Company was compensated for these transactions by the assumption of $146,000 in debt and the payment of $641,750 cash.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCK TRANSACTIONS

In March, 2002, BR Group committed to extending the Company a $1,500,000 line of credit to facilitate the purchase of an interest in 48,000 miles of seismic data in the Texas Gulf Coast area. This line of credit had a term of one year, bore interest at 9% per annum on all unpaid balances and was secured by all of the Company's interests in the seismic data and any oil and gas properties acquired through the implementation of this data. Through September 30, 2002 approximately $1,500,000 had been advanced by BR Group to the Company under this arrangement. This balance was paid in full on September 30, 2002 via the sale of 150,000 shares of the Company's Series E Preferred Stock to BR Group for $1,500,000 and BR Group committed to the purchase of an additional 100,000 shares for $1,000,000 to be paid in four quarterly installments. This Preferred Stock was retired and cancelled in

May 2003 in conjunction with the sale of seismic data to BR Group. See Note 1 to the Financial Statements in the 2004 Form 10-KSB for a more detailed explanation.

CONTRACTUAL AGREEMENTS

BR Group provided management, administrative, accounting and geological services to the Company at a rate of $10,000 per month from April 1, 2003 through September 30, 2004, which had been determined on a proportional basis because specific identification of expenses is not practical. Effective October 1, 2004, the monthly fee ceased. Both BR Group and the Company agreed that any costs incurred on behalf of the other will be billed on an actual cost basis in the following month with a cash settlement for the balance due.

During the first quarter of 2003, BR Energy entered into a one-year sales and service agreement with BR Group whereby BR Energy will assemble oil and gas prospects, if requested by BR Group, and conduct the drilling, completion and production operations of the oil and gas wells on said prospects. For these services BR Energy will receive a prospect fee on the acreage acquired ($250 per acre), a 10% Carried Working Interest in the acreage acquired, a 7.5% management fee on all monies expended in drilling and completing the wells and various overhead fees. Three prospects under this arrangement were sold to BR Group during 2003 and no prospects were sold during 2004. The Company and BR Group amended this agreement for one year after which it expired on March 3, 2005.

During 2004 and 2003, the Company had no significant customers or suppliers, other than its major stockholder, BR Group, the loss of which could individually have a significant adverse effect on the Company's operations.

Management believes that the contracts or transactions that the Company entered into with BR Group were on terms that were no more favorable to BR Group than those that could have been obtained from unaffiliated parties.

                              INDEPENDENT AUDITORS

In October 2003, the Company hired Carpenter, Mountjoy & Bressler, PSC as its independent auditors. The Company filed a Form 8-K in October 2003 identifying this change which stated there were no disagreements with the prior auditors, Ernst & Young, LLP. Carpenter, Mountjoy & Bressler, PSC conducted the third quarter 2003 review, the annual 2003 audit, all the quarterly reviews for 2004 and the annual audit for 2004. Stockholder ratification of the appointment of auditors is not required. It is not anticipated that the auditors will be present at the Annual Meeting.

AUDIT FEES

The Company incurred $92,582 during 2004 in audit fees from Carpenter, Mountjoy & Bressler, PSC for the review of three quarterly 10-QSB reports and the annual December 31, 2004 audit. The Company incurred $85,028 in fees for 2003 audit services from Carpenter, Mountjoy & Bressler, PSC. These fees were associated with the annual December 31, 2003 audit and the review of the Company's third quarterly report on Form 10-QSB. The Company incurred $26,700 in fees for 2003 services from Ernst and Young, LLP associated with the review of the Company's first and second quarterly reports on Form 10-QSB.

AUDIT-RELATED FEES

During 2004, the Company incurred $4,100 from Carpenter, Mountjoy & Bressler, PSC in review of the "Non-U.S." private, restricted stock placement. The Company did not incur any fees for audit-related services from Carpenter, Mountjoy & Bressler, PSC or Ernst & Young, LLP during 2003.

TAX FEES

During 2004, Carpenter, Mountjoy & Bressler, PSC billed the Company $10,000 for the preparation of the Company's 2003 federal and state income tax filings. During 2003, Ernst and Young billed the Company $10,700 for the preparation of the Company's 2002 federal and state income tax filings.

No other fees were charged by Carpenter, Mountjoy & Bressler, PSC or Ernst & Young, LLP during 2004 and 2003. The Board of Directors has considered the scope of the above services and concludes these services do not impair the auditor's independence.

                              STOCKHOLDER PROPOSALS

Any proposal that a stockholder of the Company intends to present at the 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices at 10777 Westheimer Road, Suite 170, Houston, Texas 77042, by December 31, 2005 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2006 Annual Meeting.

                                  ANNUAL REPORT

Please refer to the Company's enclosed 2004 Annual Report on Form 10-KSB for financial statements, other financial information, and management's discussion and analysis of the financial condition and results of operations of the Company.

                                 CODE OF ETHICS

The Company adopted a code of ethics during 2004 that applies to all employees including its directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company undertakes to provide to any person without charge, upon written request addressed to the Company's Secretary, a copy of such code of ethics.

                    STOCKHOLDER COMMUNICATION WITH DIRECTORS

A stockholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at the Company's address. The Secretary will forward stockholder communications to the appropriate director or directors for review. Anyone who has a concern about the conduct of the Company or the Company's accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board of Directors at the Company's address. Such communications may be submitted on a confidential and anonymous basis. Confidential communications should be mailed in an envelope marked "confidential."

                                  OTHER MATTERS

We know of no other business other than the matters discussed in this proxy statement that will be presented for action before the Annual Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS
                             BLUE RIDGE ENERGY, INC.

                                 GREGORY B. SHEA
                               CORPORATE SECRETARY

Houston Texas
April 29, 2005

                                    EXHIBIT A

                             BLUE RIDGE ENERGY, INC.

                      2005 STOCK OPTION AND INCENTIVE PLAN

1.   PURPOSES OF THE PLAN.

     The purposes of this Plan are to (i) attract and retain the best available personnel for positions of responsibility within Blue Ridge Energy, Inc. (the "Company"), (ii) provide additional incentives to Employees of the Company,
(iii) provide Directors, Consultants and Advisors of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value, and
(iv) generally to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of options to purchase shares of the Company's Common Stock and other incentives.

     Incentive benefits granted hereunder may be either Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares, cash awards or other incentives determined by the board, as such terms are hereinafter defined. The types of options or other incentives granted shall be reflected in the terms of written agreements.

2.   DEFINITIONS.

     As used herein, the following definitions shall apply:

     2.1 "BOARD" shall mean the Board of Directors of Blue Ridge Energy, Inc.

     2.2 "CHANGE OF CONTROL" means a change in ownership or control of the Company effected through any of the following transactions:

          (a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

          (b) a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (c) a Corporate Transaction as defined below.

     2.3 "CODE" shall mean the US Internal Revenue Code or analogous legislation, as amended from time to time, and the rules and regulations promulgated thereunder.

     2.4 "COMMITTEE" shall mean the Committee constituting the Board in accordance with Section 4.1 of the Plan, if one is appointed.

     2.5 "COMMON STOCK" or "COMMON SHARES" shall mean (i) shares of the common stock, par value $0.005 per share, of the Company described in the Company's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 12 of this Plan.

     2.6 "COMPANY" shall mean Blue Ridge Energy, Inc., a Nevada corporation, and shall include any parent or subsidiary corporation of the Company.

     2.7 "CONSULTANTS" and "ADVISORS" shall include any third party retained or engaged by the Company to provide service to the Company, including any employee of such third party providing such services.

     2.8 "CORPORATE TRANSACTION" means any of the following shareholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     2.9 "DATE OF GRANT" means the date specified by the Board or the Committee on which a grant of Options, Stock Appreciation Rights, Performance Shares of Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective.

     2.10 "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 9.3 of this Plan.

     2.11 "DEFERRED SHARES" means an award pursuant to Section 9 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     2.12 "DIRECTOR" shall mean a member of the Board.

     2.13 "EFFECTIVE DATE" shall have the meaning ascribed thereto in Section 6.

     2.14 "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company. For inclusiveness purposes, but not having legal effect as to obligations and liabilities, Employee in this Agreement may also encompass Consultants and Advisors where such is appropriate or where such is intended by the Board or by a particular grant hereunder.

     2.15 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all pertinent rules and regulations.

     2.16 "FAIR MARKET VALUE" shall mean, with respect to the date a given Option or other incentive is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per share shall be not less than the closing price for the Common Stock on the last trading day preceding the Date of Grant, as reported by the National Association of Securities Dealers Automated Quotation System - Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board or other exchange on which the Company is listed and as determined by the Board; provided, further, that if the Common Stock is not listed on any exchange, the Fair Market Value per share shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board.

     2.17 "INCENTIVE AGREEMENT" shall mean the written agreement between the Company and the Participant relating to Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares and cash awards granted under the Plan, and shall include an Incentive Stock Option Agreement, Non-qualified Stock Option Agreement or other form of Agreement which may be approved by the Board.

     2.18 "INCENTIVE AWARD" shall mean the award of one or more Incentives.

     2.19 "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision thereto.

     2.20 "INCENTIVES" shall mean those incentive benefits which may be granted from time to time under the terms of the Plan which include Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares and cash awards.

     2.21 "MANAGEMENT OBJECTIVES" means the achievement of performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board or the Committee, Restricted Shares.

     2.22 "NON-QUALIFIED STOCK OPTION" means an Option that is not intended to qualify as a Tax-Qualified Option.

     2.23 "OPTION PRICE" means the purchase price payable upon the exercise of an Option.

     2.24 "OPTION" means the right to purchase Common Shares from the Company upon the exercise of a Non-qualified Stock Option or a Tax-Qualified Option granted pursuant to Section 7 of this Plan.

     2.25 "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

     2.26 "OPTION TERM" shall have the meaning ascribed to it in Section 7.3.

     2.27 "OPTIONEE" shall mean an Employee, Director, Consultant or Advisor of the Company who has been granted one or more Options.

     2.28 "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     2.29 "PARTICIPANT" means a person who is selected by the Board or a Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, director, or other employee of, or a Consultant or Advisor, to the Company, or (ii) has agreed to commence serving in any such capacity.

     2.30 "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 10 of this Plan within which the Management objectives relating thereto are to be achieved.

     2.31 "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 10 of this Plan.

     2.32 "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to the Board selected monetary unit awarded pursuant to Section 10 of this Plan.

     2.33 "PLAN" shall mean this Stock Option and Incentive Plan, as amended from time to time in accordance with the terms hereof.

     2.34 "RESTRICTED SHARES" means Common Shares granted or sold pursuant to section 8 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 8.9 hereof has expired.

     2.35 "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

     2.36 "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     2.37 "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     2.38 "TAX DATE" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

     2.39 "TAX-QUALIFIED OPTION" means an Option that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

     2.40 "TERMINATION DATE" shall have the meaning ascribed thereto in
 Section 6.

3.   COMMON STOCK SUBJECT TO THE PLAN.

3.1 Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold or otherwise awarded under the Plan is Seven Million (7,000,000) Common Shares. Any Common Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. For the purposes of this Section 3:

          (a) Upon payment of cash in lieu of exercise provided by any award granted under this Plan, or upon expiration or cancellation of any award granted under this Plan, any Common Shares that were covered by such award and not issued shall again be available for issuance hereunder.

          (b) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

          (c) Performance Units that are granted under this Plan and are paid in Common Shares but are not earned by the Participant at the end of the Performance Period shall be available for future grants of incentives hereunder.

4.   ADMINISTRATION OF THE PLAN.

     4.1 PROCEDURE.

          (a) The Board shall administer the Plan and is the body responsible for the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to conduct day-to-day administration of the Plan on behalf of the Board, in accordance with Rule 16b-3 and subject to the authority of the Board.

          (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

          (c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

          (d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this
Section 4.

     4.2 POWER OF THE BOARD OR THE COMMITTEE

          (a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options or Incentive Awards to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2.16 of the Plan, the Fair Market Value of the Common stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7.14 of the Plan; (iv) to determine the number of Common Shares to be represented by each Option or Incentive Award; (v) to determine the Participants to whom, and the time or times at which, Options and Incentive Awards shall be granted; (vi) to interpret the

Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option and Incentive Award granted (which need not be identical) and, with the consent of the grantee thereof, modify or amend such Option or Incentive Award; (ix) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or Incentive Award; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Incentive Award previously granted by the Board; (xi) to accept or reject the election made by a grantee pursuant to Section 7.5 of the Plan; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (b) The Board or a Committee may delegate to an officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     4.3 EFFECT OF BOARD OR COMMITTEE DECISIONS. All decisions and determinations and the interpretation and construction by the Board or a Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board or a Committee pursuant to any provision of this plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all grantees and any other holders of any Option or Incentive Award granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

5.   ELIGIBILITY.

     Consistent with the Plan's purposes, Options and Incentive Awards may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board. Subject to the terms of the Plan, an Employee, Officer, Director, Consultant or Advisor who has been granted an Option or Incentive Award may, if he is otherwise eligible, be granted an additional Option or Incentive Award.

6.   BOARD APPROVAL; EFFECTIVE DATE; TERMINATION DATE.

     The Plan shall take effect on February 22, 2005 (the "Effective Date"). The Plan shall terminate on February 22, 2015 (the "Termination Date"); accordingly, no Incentive Award or Option under this Plan may be granted after the Termination Date but the term of an award may extend beyond the Plan Termination Date.

7.   STOCK OPTIONS.

     The Board or the Committee may from time to time authorize grants to Participants of Options to purchase Common Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     7.1 OPTIONS TO BE GRANTED; TERMS.

          (a) Options granted pursuant to this Section 7 may be Non-qualified Stock Options or Tax-Qualified Options or combinations thereof. The Board or the Committee shall determine the specific terms of Options.

          (b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary that are necessary before the Options or installments thereof shall become exercisable.

          (c) Any grant of a Non-qualified Stock Option may provide for the payment to the Optionee of dividend equivalent thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

     7.2 NUMBER OF SHARES SUBJECT TO OPTIONS. Each grant shall specify the number of Common Shares to which it pertains. Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

     7.3 TERM OF OPTION; EARLIER TERMINATION. Subject to the further provisions of this Section 7, unless otherwise provided in the Option Agreement, the term (the "Option Term") of each Option shall be five (5) years from the Date of Grant.

     7.4 EXERCISE PRICE.

          (a) Each grant shall specify an Option Price per Common Share for the Common Share to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee. Unless otherwise determined by the Board an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the Date of Grant, and in the case of a Non-qualified Stock Option shall be no less than seventy-five percent (75%) of the Fair Market Value per share on the Date of Grant.

          (b) With respect to Incentive Stock Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of the Common Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year (under all employee benefit plans of the Company) shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options under the deferral tax laws shall be applied on the basis of the order in which such options are granted. Should the number of Common Shares for which any Incentive Stock Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, then that Option may nevertheless be exercised in such calendar year for the excess number of Shares as a Non-qualified Stock Option under the federal tax laws.

     7.5 PAYMENT FOR SHARES. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid as follows:

          (a) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted or restricted Common Shares, which are already owned by the Optionee and have a market referenced value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board or the Committee may deem appropriate, including without limitation any form of consideration authorized pursuant to this Section 7 on such basis as the Board or the Committee may determine in accordance with this Plan, and (iv) any combination of the foregoing. The Board (or Committee) in its sole discretion may permit a so-called "cashless exercise" (net exercise) of the Options.

          In the event of a cashless exercise of the Option the Company shall issue the Option holder the number of Shares determined as follows:

          X = Y (A-B)/A

where:

          X = the number of Shares to be issued to the Optionholder.

          Y = the number of Shares with respect to which the Option is being exercised.

          A = the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise.

          B = the Exercise Price.

          (b) Any grant of a Non-qualified Stock Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are not subject to risk of forfeiture or restrictions on transfer in the manner determined by the Board. Unless otherwise determined by the Board or the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7.5(b), the Common Shares received by the Optionee upon the exercise of the Non-qualified Stock Option shall be subject to the same risks of forfeiture as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable Common Shares surrendered by the Optionee.

          (c) Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which a Participant shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Common Shares and remit to the company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Common Share, and (ii) the Company to deliver the certificates for the purchased Common Shares directly to such brokerage firm to complete the sale transaction.

          (d) The Board or Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

     7.6 RIGHTS AS A STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Common Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or the right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     7.7 LOANS OR INSTALLMENT PAYMENTS; BONUSES.

          (a) The Board or the Committee may, in its discretion, assist any Participant in the exercise of one or more awards under the plan, including the satisfaction of any federal, state, local and foreign income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Participant; or (ii) permitting the participant to pay the exercise price or purchase price for the purchased shares in installments; or (iii) a guaranty by the Company of a loan obtained by the Optionee from a third party; or (iv) granting a cash bonus to the Participant to enable the Participant to pay federal, state, local and foreign income and employment tax obligations arising from an award.

          (b) Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Board or the Committee specifies in the applicable Incentive Agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Participant in connection with the acquisition of such shares. The amount of any bonus shall be determined by the Board or the Committee in its sole discretion under the circumstances.

          (c) The Board or the Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program may be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Board or the Committee may deem appropriate; provided, however, that the Board or the Committee shall not forgive that portion of any loan owed to cover the par value of the Common Shares.

     7.8 EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE.

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a share.

               (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Common Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7.5 of the Plan.

               (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE. Unless otherwise provided in an Incentive Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or due to death or disability, then the Option, to the extent not exercised, shall terminate on the date on which the Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his Option at any time within three (3) months after the date he ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that he was not entitled to exercise the

Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of Incentive Stock Options extend more than three (3) months beyond termination of employment.

          (c) DISABILITY. Unless otherwise provided in the Incentive Agreement, notwithstanding the provisions of Section 7.8(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may exercise his Option at any time within six (6) months from the date of termination, but only to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extend more than six (6) months beyond the date the Employee is unable to continue employment due to such disability.

          (d) DEATH. Unless otherwise provided in the Incentive Agreement, if an Optionee dies during the term of the Option and is at the time of his death an Employee who shall have been in continuous status as an Employee since the date of Grant of the Option, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extend more than six (6) months beyond the date of the Employee's death.

     7.9 OPTION REISSUANCE. The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under this
Section 7 and grant in substitution new Options under the Plan covering the same or a different number of Common Shares but with an exercise price not less than
(i) 75% of the Fair Market Value per share on the new Date of Grant or (ii) 100% of the Fair Market Value per share in the case of Incentive Stock Options.

     7.10 INCENTIVE STOCK OPTIONS - DISPOSITION OF SHARES. In the case of an Incentive Stock Option, a Participant who disposes of Common Shares acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two
(2) years after the Date of Grant of the Option, or (ii) within one (1) year after the exercise of the Option, shall notify the Company of such disposition and the amount realized upon such disposition.

     7.11 INCENTIVE AGREEMENT. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8.   RESTRICTED SHARES.

     Restricted Shares are shares of Common Stock which are sold or transferred by the Company to a Participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their sale or other transfer by the Participant. The transfer of Restricted Shares and the transfer and sale of Restricted Shares shall be subject to the following terms and conditions:

     8.1 NUMBER OF SHARES. The number of Restricted Shares to be transferred or sold by the Company to a Participant shall be determined by the Board or Committee, if any.

     8.2 SALE PRICE. The Board shall determine the prices, if any, at which Restricted Shares shall be sold to Participant, which may vary from time to time and among Participants, and which may be below the Fair Market Value of such shares of Common Stock on the date of sale.

     8.3 RESTRICTIONS. All Restricted Shares transferred or sold hereunder shall be subject to such restrictions as the Board may determine, including, without limitation, any or all of the following:

          (a) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Board or the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such Restricted Shares, or otherwise);

          (b) a requirement that the holder of Restricted Shares forfeit or resell back to the Company, at his cost, all or a part of such Restricted Shares in the event of termination of his employment during any period in which such Restricted Shares are subject to restrictions; and

          (c) a prohibition against employment of the holder of such Restricted Shares by any competitor of the Company or a subsidiary of the Company, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

     8.4 ESCROW. In order to enforce the restrictions imposed by the Board pursuant to Section 8.3 above, the Participant receiving Restricted Shares shall enter into an agreement with the Company setting forth the conditions of the grant. Restricted Shares shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.

     8.5 END OF RESTRICTIONS. Subject to Section 8.3, at the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, such Restricted Shares will be delivered, free of all restrictions, to the Participant or to the Participant's legal representative, beneficiary or heir.

     8.6 STOCKHOLDER. Subject to the terms and conditions of the Plan, each Participant receiving Restricted Shares shall have all the rights of a stockholder with respect to such shares of stock during any period which such shares are subject to forfeiture and restrictions on transfer, including, without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to the Restricted Shares shall be paid to the Participant currently.

     8.7 OWNERSHIP OF RESTRICTED SHARES. Each grant or sale shall constitute an immediate transfer of the ownership of the Restricted Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the "substantial risk of forfeiture" and restrictions on transfer referred to hereinafter.

     8.8 ADDITIONAL CONSIDERATION. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per share on the Date of Grant.

     8.9 SUBSTANTIAL RISK OF FORFEITURE.

          (a) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board or the Committee on the Date of Grant.

          (b) Each grant or sale shall provide that, during the period for which substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board or the Committee on the Date or Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

     8.10 DIVIDENDS. Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board of the Committee may determine.

     8.11 ADDITIONAL GRANTS. Successive grants or sales may be made to the same Participant regardless of whether any Restricted Shares previously granted or sold to a Participant remain restricted.

9.   DEFERRED SHARES.

     The Board or the Committee may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     9.1 PERFORMANCE CONDITIONS. Each grant or sale shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board or the Committee may specify.

     9.2 ADDITIONAL CONSIDERATION. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the participant that is less than the Fair Market Value per shares on the Date of Grant.

     9.3 DEFERRAL PERIOD. Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board or the Committee on the Date of Grant.

     9.4 OWNERSHIP OF SHARES. During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board or the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

     9.5 ADDITIONAL GRANTS. Successive grants or sales may be made to the same Participant regardless of whether any Deferred Shares previously granted or sold to a Participant have vested.

     9.6 AGREEMENT. Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

10.  PERFORMANCE SHARES AND PERFORMANCE UNITS.

     The Board or the Committee may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     10.1 NUMBER. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

     10.2 PERFORMANCE PERIOD. The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board or the Committee on the Date of Grant.

     10.3 MANAGEMENT OBJECTIVES.

          (a) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed or with respect to which the participant provides consulting services.

          (b) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (c) The Board or the Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board or the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

     10.4 PAYMENT.

          (a) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board or the Committee the right to elect among those alternatives.

          (b) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board or the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, on the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Board or the Committee Shares on the Date of Grant.

     10.5 DIVIDENDS. On or after the Date of Grant of Performance Shares, the Board or the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

     10.6 ADDITIONAL GRANTS. Successive grants may be made to the same Participant regardless of whether any Performance Shares or Performance Units granted to any Participant have vested.

     10.7 AGREEMENT. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Incentive Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options nor Incentive Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Incentive Award, as well as the price per share of Common Stock covered by each such outstanding Option or Incentive Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option or Incentive Award.

     In the event of the proposed dissolution or liquidation of the Company, all Options and Incentive Awards will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise his Option or Incentive Award as to all or any part thereof, including Shares as to which the Option or Incentive Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option or Incentive Award shall be assumed or an equivalent Option or Incentive Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option or Incentive Award as to all of the Shares, including Shares as to which the Option or Incentive Award would not otherwise be exercisable. If the Board makes an Option or Incentive Award exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option or Incentive Award shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option or Incentive Award), and the Option or Incentive Award will terminate upon the expiration of such period.

12.  TRANSFERABILITY.

     Except to the extent otherwise expressly provided in an award, the right to acquire Common Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by a Participant and any attempt by a Participant to do so will be null and void. However Option or Incentive Awards granted under this Plan may be transferred by a Participant by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Unless assigned in accordance with the terms of an award, options and other awards granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

13.  TIME OF GRANTING INCENTIVES.

     The Date of Grant of an Option or Incentive Award shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option or Incentive Award. Notice of the determination shall be given to each Participant to whom an Option or Incentive Award is so granted within a reasonable time after the date of such grant.

14.  AMENDMENT AND TERMINATION OF THE PLAN.

     14.1 The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote thereon, to the extent required by law, rule or regulation:

          (a) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

          (b) Any change in the designation of the persons eligible (or any change in the class of Employees eligible, in the case of Incentive Stock Options) to be granted Options or Incentive Awards involving Shares; or

          (c) If the Company has a class of equity security registered under
Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

     14.2 Notwithstanding the foregoing, stockholder approval under this Section 14 shall only be required at such time as (A) any rules of the National Association of Securities Dealers' Automated Quotation System-National Market System shall require stockholder approval of a plan or arrangement pursuant to which Common Stock may be acquired by officers or directors of the Company, and/or (B) any rule or regulation promulgated by the Securities and Exchange Commission, or (C) if Section 422 of the Code shall require shareholder approval of an amendment to the Plan.

     14.3 Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.4 Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) the Termination Date or such earlier date as the Board shall determine, or (ii) the date on which all awards available for issuance in the last year of the Plan shall have been issued or canceled. Upon termination of the Plan, no further awards may be granted, but all grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such grants.

15.  WITHHOLDING TAXES.

     The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

16.  CORPORATE TRANSACTION OR CHANGE OF CONTROL.

     The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

17.  MISCELLANEOUS PROVISIONS.

     17.1 PLAN EXPENSE. Any expenses of administering this Plan shall be borne by the Company.

     17.2 CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Nevada without regard to conflict of law principles and, where applicable, in accordance with the Code.

     17.3 OTHER COMPENSATION. The Board or the Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     17.4 CONTINUATION OF EMPLOYMENT OR SERVICES. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

     17.5 TAX-QUALIFIED OPTIONS. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option; provided, however, that any such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

     17.6 CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 8 of this Plan, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     17.7 BINDING EFFECT. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacees and their permitted assignees.

     17.8 EXCHANGE ACT COMPLIANCE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

     17.9 CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Shares shall not be issued pursuant to the exercise of an Option or Incentive Award unless the exercise of such Option or Incentive Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option or Incentive Award, the Company may require the person exercising such Option or Incentive Award to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

          (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.10 FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     17.11 RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.12 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Incentive Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf.

     17.13 GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

     17.14 USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of Common Shares under the Plan shall be used for general corporate purposes.

     17.15 REGULATORY APPROVALS.

          (a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Common Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Common Shares issued pursuant to it.

          (b) No Common Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Common Shares issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Shares are then listed for trading.

     17.16 OTHER TAX MATTERS. Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America or any state or territory thereof and include all amendments to the Code enacted hereafter.

                             BLUE RIDGE ENERGY, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                          Annual Meeting to be held on
                         May 31, 2005 at 10:00 a.m. CDT

For stockholders as of                                               Control No.
March 31, 2005                                                       ___________

The undersigned appoints Robert D. Burr as proxy to attend the Annual Meeting of Stockholders of the Company set forth above and to vote as specified in this proxy all shares of Common Stock of the Company held of record by the undersigned on March 31, 2005.

This proxy, when properly executed, will be voted in the manner specified herein by the undersigned stockholder. If no directions are indicated on Proposals 1, 2, 3 and 4, this proxy will be voted "For".

PROPOSALS

1. ELECTION OF DIRECTORS

                    1. Robert D. Burr    4. Gregory B. Shea

                    2. Forrest E. Ebbs   5. Richard M. Hewitt

                    3. Harry J. Peters

2. NAME CHANGE

3. ADOPTION OF 2005 STOCK OPTION AND INCENTIVE PLAN

4. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

The Board of Directors recommends a vote for Proposals 1, 2, 3 and 4.

                             BLUE RIDGE ENERGY, INC.

                          Annual Meeting to be held on
                         May 31, 2005 at 10:00 a.m. CDT

1. Directors

(Mark "X" for only one box)

     ( ) For all Nominees

     ( ) Withhold all Nominees

     ( ) Withhold authority to vote for any individual Nominee.

Write number(s) of Nominees below:

Use numbers only ____________________

2. Name Change

     ( ) For ( ) Against ( ) Abstain

3. 2005 Stock Option and Incentive Plan

     ( ) For ( ) Against ( ) Abstain

4. Authorization for proxy to vote other business

     ( ) For ( ) Against ( ) Abstain


------------------------------   ------------
           Signature                 Date

Blue Ridge Energy, Inc.
632 Adams Street, Suite 710
Bowling Green, Kentucky 42101